Exhibit 99.1

Alkuri Global Acquisition Corp. Stockholders Approve Business Combination

with Babylon Holdings Ltd.

NASHVILLE, October 20, 2021 – Alkuri Global Acquisition Corp. (NASDAQ: KURI) (the “Company” or “Alkuri”), a publicly-traded special purpose acquisition company, announced today the results of its special meeting of stockholders, which was held on October 20, 2021.

At the special meeting, stockholders of the Company approved the business combination (the “Business Combination”), including the merger agreement (the “Merger Agreement”), dated as of June 3, 2021, by and among Babylon Holdings Ltd. (“Babylon”), the Company, Liberty USA Merger Sub, Inc. (“Merger Sub”), Alkuri Sponsors LLC (the “Sponsor”), and Dr. Ali Parsadoust, and the related agreements and transactions contemplated thereby. Alkuri stockholders also approved the related proposals presented for the stockholder vote.

About Alkuri Global Acquisition Corp.

Alkuri Global Acquisition Corp. (NASDAQ: KURI) (NASDAQ: KURIU) (NASDAQ: KURIW) is a blank check company formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities.

About Babylon

Babylon is a world leading, digital-first, value-based care company whose mission is to make high-quality healthcare accessible and affordable for everyone on Earth.

Babylon is re-engineering healthcare, shifting the focus from sick care to preventative healthcare so that patients experience better health, and reduced costs. This is achieved by leveraging a highly scalable, digital-first platform combined with high quality, virtual clinical operations to provide integrated, personalized healthcare. We endeavor to support patients' health needs, all from their devices, with the aim to promote longer and healthier lives. When sick, Babylon provides assistance to navigate the health system, connecting patients digitally to the right clinician 24/7, at no additional cost.

Founded in 2013, we have since delivered millions of clinical consultations and AI interactions, and work with governments, health providers and insurers across the globe, supporting healthcare facilities from small local practices to large hospitals. For more information, please visit www.babylonhealth.com/us.

Forward-Looking Statements

This communication contains, and certain oral statements made by representatives of Babylon and Alkuri and their respective affiliates, from time to time may contain, a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning Babylon’s or Alkuri’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, Babylon’s and Alkuri’s expectations with respect to the future performance of the combined company, including whether this proposed business combination will generate returns for stockholder, the anticipated addressable market for the combined company, the satisfaction of the closing conditions to the business combination, and the timing of the transaction.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Babylon’s or Alkuri’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed business combination contemplated thereby; (b) the inability to complete the proposed business combination due to the failure to satisfy conditions to closing in the Merger Agreement; (c) the ability to meet the NYSE’s listing standards following the consummation of the proposed business combination; (d) the failure of investors in the PIPE to fund their commitments upon the closing of the proposed business combination; (e) the risk that the proposed business combination disrupts current plans and operations of Babylon or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed business combination; (h) changes in applicable laws or regulations, including legal or regulatory developments (such as the SEC's recently released statement on accounting and reporting considerations for warrants in SPACs) which could result in the need for Alkuri to restate its historical financial statements and cause unforeseen delays in the timing of the business combination and negatively impact the trading price of Alkuri’s securities and the attractiveness of the business combination to investors; (i) the possibility that Babylon may be adversely affected by other economic, business and/or competitive factors; and (j) other risks and uncertainties to be identified in the Registration Statement and in other documents filed or to be filed with the SEC by Alkuri and Babylon and available at the SEC’s website at www.sec.gov.

Babylon and Alkuri caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, neither Alkuri nor Babylon undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release.

No Assurances

There can be no assurance that the proposed business combination will be completed, nor can there be any assurance, if the proposed business combination is completed, that the potential benefits of combining the companies will be realized.